Exhibit 10.1

January     , 2007

Wells Fargo & Company

Wells Fargo Center

MAC #N9305-173

Sixth and Marquette

Minneapolis, MN 55479

Ladies and Gentlemen:

We understand that Wells Fargo & Company (“Wells Fargo”) and Placer Sierra Bancshares (the “Company”) intend to enter into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for a business combination between the Company and a wholly-owned subsidiary of Wells Fargo (the “Business Combination”), in which all of the outstanding shares of capital stock of the Company will be exchanged for shares of common stock of Wells Fargo.

The undersigned is a shareholder of the Company and is entering into this letter agreement to induce Wells Fargo to enter into the Reorganization Agreement and consummate the proposed transaction.

The undersigned confirms its agreement with you as follows:

1. The undersigned represents, warrants and agrees that Schedule I attached hereto sets forth the shares of the Company’s capital stock of which the undersigned is the record or beneficial owner and that the undersigned is on the date hereof the lawful owner of the number of shares set forth therein, free and clear of all voting agreements and commitments of any kind and free and clear of all liens and encumbrances except as set forth in Schedule I. Except as set forth in Schedule I, the undersigned does not own or hold any rights to acquire any additional shares of the Company’s capital stock (by exercise of stock options, warrants or otherwise) or any interest therein or any voting rights with respect to any additional shares.

2. The undersigned agrees that, prior to the meeting of the stockholders of the Company contemplated by Section 4(c)(i) of the Reorganization Agreement, or any adjournment or postponement thereof, the undersigned will not contract to sell, or otherwise transfer or dispose of any shares of the Company’s capital stock or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (i) pursuant to the Business Combination, (ii) the disposition of shares of the Company’s capital stock to the Company in satisfaction of withholding obligations on restricted stock or to pay the exercise price of stock options, as the case may be, (iii) the sale of stock solely to pay taxes associated with the vesting on restricted stock, or (iv) with the prior written consent of Wells Fargo.

3. The undersigned agrees that all shares of the Company’s capital stock beneficially owned by the undersigned for which it has voting rights at the record date for any meeting of stockholders of the Company called to consider and vote on the Business Combination will be voted by the undersigned in favor of the Business Combination.

4. The undersigned agrees to cooperate fully with Wells Fargo in connection with the Business Combination. The undersigned agrees that the undersigned will not, directly or indirectly, solicit any inquiries or proposals from, or enter into, or continue any discussions, negotiations or agreements relating to the business combination, merger or consolidation of the Company with, or to the acquisition of its voting securities by, or to the direct or indirect acquisition or disposition of a significant amount of assets otherwise than in the ordinary course of business of the Company or as contemplated by the Reorganization Agreement from or to, any person other than Wells Fargo or vote in favor of any such proposal or transaction.

5. Nothing contained herein is intended to prevent the undersigned from performing his or her duties as officer or director in exercising the Company’s rights or performing the Company’s obligations under the Reorganization Agreement.

This letter agreement shall terminate upon the termination of the Reorganization Agreement pursuant to its terms.

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Please confirm that the foregoing correctly states the understanding between us by signing and returning to us a counterpart hereof.

Very truly yours,

[NAME OF SHAREHOLDER]

[Signature page to Lock-Up Agreement]

Confirmed: January     , 2007

WELLS FARGO & COMPANY

By:
Its:

[Signature page to Lock-Up Agreement]

SCHEDULE I